Significant Risks	12 Months Ended
Dec. 31, 2025
Significant Risks [Abstract]
Significant Risks

3. Significant Risks

Currency risk

The functional currency of the Group is HK$ and these consolidated financial statements are presented in US$. The Group’s sales, operation activities and assets and liabilities are predominately denominated in the functional currency. The Group considers the foreign exchange risk in relation to transactions denominated in HK$ with respect to US$ is not significant as HK$ is pegged to US$. Hong Kong Monetary Authority guarantees to exchange US$ into HK$, or vice versa, at a rate close to HK$7.80 to US$1.00.

At the same time, the Group buys watches from distributors located in Hong Kong, South America, Singapore, Europe and Japan for the years ended December 31, 2025, 2024 and 2023, primarily using HK$ and Swiss Franc (“CHF”), and sell them to customers in HK$. Any fluctuation in exchange rates against HK$ may result in higher costs of purchases.

For the year ended December 31, 2025, the Group had $9,389,687 purchases denominated in CHF. The Group estimates that any appreciation of CHF against HK$ in the future would result in an increase in cost of purchase, and vice versa. If the Group cannot pass these increased costs on to its customers, it would negatively impact the gross profit margin and net income. Based on the same purchase volume as in 2025, the costs related to purchases denominated in CHF would increase by US$93,897 if there is a 1% appreciation of CHF against HK$. Conversely, the costs would decrease by US$93,897 if there is a 1% depreciation of CHF against HK$.

The Group has not used any instruments or derivatives to manage or hedge its currency risk exposure.

Concentration and credit risks

Financial instruments that potentially subject the Group to the credit risks consist of cash, restricted cash, accounts receivable, loans receivable, investment in equity securities, amount due from a related party and other current assets. The maximum exposures of such assets to credit risk are their carrying amounts as of the balance sheet dates.

The Group deposits its cash and restricted cash with reputable banks located in Hong Kong. As of December 31, 2025 and 2024, $1,464,381 and $3,020,683 were deposited with these banks, respectively. Balances maintained with banks in Hong Kong are insured under the Deposit Protection Scheme introduced by the Hong Kong Government for a maximum amount of HK$500,000 (equivalent to $64,240), and further increased to HK$800,000 ($102,784) effective on October 1, 2024, for each depositor at one bank, whilst the balances maintained by the Group may at times exceed the insured limits. Cash balances maintained with banks in Hong Kong are not otherwise insured by the Federal Deposit Insurance Corporation or other programs. The Group has not experienced any losses in these bank accounts and management believes that the Group is not exposed to any significant credit risk on cash and cash equivalents and restricted cash.

Assets that potentially subject the Group to significant credit risks primarily consist of accounts receivable and other current assets. The Group performs regular and ongoing credit assessments of the counterparts’ financial conditions and credit histories. The Group also assesses historical collection trends, aging of receivables and general economic conditions. The Group considers that it has adequate controls over these receivables in order to minimize the related credit risk. As of December 31, 2025 and 2024, the balances of allowance for expected credit losses against these balances were $90,851 and $2, respectively.

For the years ended December 31, 2025, 2024 and 2023, the Group’s assets were primarily located in Hong Kong. However, the Group also maintains significant digital assets and equity security investments in other jurisdictions, including Singapore and the Cayman Islands. At the same time, the Group considers that it is exposed to the following concentrations of risk:

(a) Major customers

For the year ended December 31, 2025, two customers accounted for 10% or more of the Group’s revenue. Revenue from these two customers accounted for 27% and 10% of the Group’s total revenue, respectively.

For the year ended December 31, 2024, two customers accounted for 10% or more of the Group’s revenue. Revenue from these two customers accounted for 17% and 16% of the Group’s total revenue, respectively.

For the year ended December 31, 2023, three customers accounted for 10% or more of the Group’s revenue. Revenue from these three customers accounted for 18%, 11%, and 11% of the Group’s total revenue, respectively.

	Year ended December 31, 2025		As of December 31, 2025
Customer	Revenue	Percentage of revenue	Accounts receivables, gross	Percentage of accounts receivables, gross
Customer A	$3,007,906	27%	$—	—%
Customer B	1,151,843	10%	—	—%
Total:	$4,159,749	37%	$—	—%

	Year ended December 31, 2024		As of December 31, 2024
Customer	Revenue	Percentage of revenue	Accounts receivables, gross	Percentage of accounts receivables, gross
Customer B	$2,939,902	17%	$—	—%
Customer A	2,821,635	16%	—	—%
Total:	$5,761,537	33%	$—	—%

	Year ended December 31, 2023		As of December 31, 2023
Customer	Revenue	Percentage of revenue	Accounts receivables, gross	Percentage of accounts receivables, gross
Customer C	$3,397,499	18%	$144,432	98%
Customer D	2,091,907	11%	—	—%
Customer E	2,004,975	11%	—	—%
Total:	$7,494,381	40%	$144,432	98%

As of December 31, 2025, there was one customer whose receivables accounted for 10% or more of the Group’s total balances of accounts receivable and it accounted for 98% of the total balances of accounts receivables.

As of December 31, 2024, there was no accounts receivable.

All the concentration percentages of accounts receivable are calculated before allowance for expected credit losses.

(b) Major vendors

For the year ended December 31, 2025, four vendors accounted for 10% or more of the Group’s total purchase. Total purchase from these four vendors accounted for 31%, 18%, 13% and 11% of the Group’s total purchase, respectively.

For the year ended December 31, 2024, three vendors accounted for 10% or more of the Group’s total purchase. Total purchase from these three vendors accounted for 25%, 18% and 10% of the Group’s total purchase, respectively.

For the year ended December 31, 2023, two vendors accounted for 10% or more of the Group’s total purchase. Total purchase from these two vendors accounted for 64% and 14% of the Group’s total purchase, respectively.

	Year ended December 31, 2025		As of December 31, 2025
Vendor	Purchase	Percentage of total purchase	Accounts payable	Percentage of Accounts payable
Vendor A	$4,876,263	31%	$3,416,931	98%
Vendor B	2,829,662	18%	—	—%
Vendor C	2,002,164	13%	—	—%
Vendor D	1,727,497	11%	—	—%
Total:	$11,435,586	73%	$3,416,931	98%

	Year ended December 31, 2024		As of December 31, 2024
Vendor	Purchase	Percentage of total purchase	Accounts payable	Percentage of Accounts payable
Vendor B	$4,126,222	25%	$—	—%
Vendor A	3,017,416	18%	—	—%
Vendor E	1,713,444	10%	—	—%
Total:	$8,857,082	53%	$—	—%
	Year ended December 31, 2023		As of December 31, 2023
Vendor	Purchase	Percentage of total purchase	Accounts payable	Percentage of Accounts payable
Vendor F	$10,529,156	64%	$277,500	100%
Vendor G	2,317,936	14%	—	—%
Total:	$12,847,092	78%	$277,500	100%

As of December 31, 2025, there was one vendor whose payables accounted for 10% or more of the Group’s total balances of accounts payable and it accounted for 98% of the total balances of accounts payable.

As of December 31, 2024, there was one vendor whose payables accounted for 10% or more of the Group’s total balances of accounts payable and it accounted for 100% of the total balances of accounts payable.

Interest rate risk

Fluctuations in market interest rates may negatively affect the Group’s financial condition and results of operations. The Group is exposed to floating interest rate risk on bank deposits and bank borrowings, particularly during periods when the interest rate is expected to significant changes. The outstanding convertible debt is not exposed to floating interest rate risk as it bears interest at a fixed rate. Nevertheless, given the amounts of bank deposits in question, the Group considers the related interest rate risk not material. On the other hand, as of December 31, 2025, the Group had the outstanding bank borrowings of $4,160,241. The Group estimates that a 1% increase in the Hong Kong Dollar Prime Rate against bank borrowings outstanding as of December 31, 2025 would result in an increase in interest expense of $41,602 per annum whilst the Group estimates that a 1% decrease in the Hong Kong Dollar Prime Rate against bank loans outstanding on December 31, 2025 would result in a decrease in interest expense of $41,602 per annum. The Group has not used any instruments or derivatives to manage or hedge its interest rate risk exposure.

Price risk

As of December 31, 2025, the Group held investments in equity securities with an aggregate carrying value of approximately US$21,097,821, comprising the investment in DV8 and the portfolio investment managed by Asia Strategy Partners LLC. These investments are measured at fair value, with changes in fair value recognized in the consolidated statements of operations and comprehensive income (loss). The Group estimated that a 10% adverse movement in the fair value of these investments would result in a pre-tax loss of approximately US$2,109,782, vice versa. The Group does not currently use derivative instruments to hedge our equity price exposure.

As of December 31, 2025, the Group held 30 Bitcoins with an aggregate carrying value of US$2,625,574. The bitcoins are measured at fair value in accordance with ASU 2023-08, with changes in fair value recognized in our consolidated statements of operations and comprehensive income (loss). The Group estimated that a 10% adverse movement in the fair value of the bitcoins would result in a pre-tax loss of approximately US$262,557, vice versa. The Group monitors its digital asset exposure on an ongoing basis and have not entered into derivative arrangements to hedge that exposure.